UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2010

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 28, 2010, NewMarket Corporation (the “Company”) issued a press release regarding its earnings for the fourth quarter ended December 31, 2009. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On January 28, 2010, the Compensation Committee, taking into consideration the Company’s achievements for 2009, including the successful management of the petroleum additives business, approved the following bonus payments, for the Company’s named executive officers:

Thomas E. Gottwald, President and Chief Executive Officer of the Company	$595,000
C.S. Warren Huang, President of Afton Chemical Corporation, a wholly owned subsidiary of the Company	$470,000
Bruce R. Hazelgrove, III, Vice President - Corporate Resources of the Company	$275,000
Steven M. Edmonds, Vice President and General Counsel of the Company	$225,000
David A. Fiorenza, Vice President and Treasurer of the Company	$190,000

Item 7.01.	Regulation FD Disclosure

On January 28, 2010, Foundry Park I, LLC, a wholly owned Subsidiary of Newmarket Development Corporation, entered into a $68.4 million secured long-term financing arrangement for its Foundry Park project. The key financial terms of the arrangement are: 5 year term, with two 13-month extensions available, LIBOR plus 400 basis point pricing with a 200 basis point floor, and a 15 year amortization of the note. The loan is fully guaranteed by Newmarket Corporation. The proceeds from this loan together with cash on hand will be used to repay the construction loan for the Foundry Park project of approximately $100 million and certain costs associated with securing the loan.

Item 9.01.	Financial Statement and Exhibits

(d) Exhibits.

99.1	Press release regarding fourth quarter earnings issued by the Company on January 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2010

NEWMARKET CORPORATION

By:	/s/ DAVID A. FIORENZA
David A. Fiorenza
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press release regarding the quarterly earnings issued by the Company on January 28, 2010.